EXHIBIT 1(a)
                                 SEARCHHELP, INC

                               PLACEMENT AGREEMENT

                                                                          , 2002
                                                                ----------

Robert M. Cohen & Co., Inc.
287 Northern Boulevard, Suite 112
Great Neck, New York  11021

Dear Sirs:

     The undersigned, SearchHelp, Inc., a Delaware corporation (the "Company"), hereby engages Robert M. Cohen & Co., Inc. (the "Placement Agent"), as the sole and exclusive selling agent of the Company in connection with the proposed offering of certain of its securities to the public (the "Offering") as follows:

     1.  Introductory.  The  Company  engages  the  Underwriter  as the sole and
         ------------
exclusive selling agent of the Company for the purpose of finding subscribers for 8,000,000 units, consisting of 8,000,000 shares (the "Shares") of common stock, $.0001 par value, of the Company (the "Common Stock"), class A warrants to purchase 8,000,000 shares of Common Stock at $.75 per share (the "Class A Warrants") and class B warrants to purchase 8,000,000 shares of Common Stock at $1.75 per share (the "Class B Warrants," collectively with the Class A Warrants, the "Warrants") (The Warrants collectively with the Shares shall mean the "Units") on a best efforts basis at $.50 per Unit for an aggregate of $4,000,000 worth of Units through the Offering. "Securities" shall mean, collectively, the Shares, the Warrants and the Shares underlying the Warrants. The Securities are more fully described in the Prospectus referred to below. The Placement Agent will commence selling the Units on the date ("Effective Date") of the Registration Statement (as defined in Section 2(a) below) becomes effective with the Commission (as defined in Section 2(a) below) until the earlier of the termination of the Offering pursuant to Section 12 of this Agreement or [December 31, 2002].

     2.  Representations  and Warranties of the Company.  The Company represents
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and warrants to, and agrees with, the Placement Agent that:

         (a) The Company has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a registration statement, and may have filed one or more amendments thereto, on Form SB-1 (Registration No. 333-88820), including in such registration
                                 ---------
statement and each such amendment and prospectus (a "Prospectus") for the registration of the 8,000,000 Units. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended, on file with the Commission at the time such registration statement becomes effective (including the prospectus, financial statements, exhibits, and all other documents filed as a part thereof).

         (b) When the Registration Statement becomes effective, and at all times subsequent thereto, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Placement Agent or any

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dealer, and during such longer period until any post-effective amendment thereto shall become effective, the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus) will contain all statements which are required to be stated therein in accordance with the Act and the Regulations, will comply with the Act and the Regulations, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no event will have occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not then been set forth in such an amendment or supplement; and the Prospectus, as of the date filed with the Commission, did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; except that no representation or warranty is made in this Section 2(b) with respect to statements or omissions made in reliance upon and in conformity with written information furnished to the Company as stated in Section 12(c) with respect to the Placement Agent by the Placement Agent expressly for inclusion in the Registration Statement, the Prospectus, or any amendment or supplement thereto.

         (c) Neither the Commission nor the "blue sky" or securities authority of any jurisdiction has issued an order (a "Stop Order") suspending the effectiveness of the Registration Statement, preventing or suspending the use of the Prospectus, the Registration Statement, or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, or suspending the registration or qualification of any of the Units, nor has any of such authorities instituted or threatened to institute any proceedings with respect to a Stop Order.

         (d) Any contract, agreement, instrument, lease or license required to be described in the Registration Statement or the Prospectus has been properly described therein. Any contract, agreement, instrument, lease or license required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to the Registration Statement.

         (e) The Company has no subsidiaries (as defined in the regulations promulgated under the Act ("Regulations")). The Company is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, with full power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on the business in the manner described in the Prospectus. The Company is duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct of its business makes such qualification necessary or advisable, except where the failure to be so qualified does not have a material adverse effect on any of the operations, business, properties or assets of the Company.

         (f) As of the Effective Date, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 15,025,000 shares are outstanding. Each outstanding share of Common Stock is validly authorized, validly issued, fully paid and nonassessable, without any personal

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liability attaching to the ownership thereof, and has not been issued and is not owned or held in violation of any preemptive rights of stockholders. There is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for, capital stock of the Company, except as shall be properly described in the Prospectus. There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for capital stock of the Company except as may have been properly described in the Prospectus. There is outstanding no indebtedness except as may have been seen properly described in the Prospectus.

         (g) The financial statements of the Company included in the Registration Statement and the Prospectus fairly present the financial position, the results of operations, and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply. Such financial statements have been prepared in accordance with generally accepted accounting principles (except to the extent that certain footnote disclosures regarding any interim period may have been omitted in accordance with the applicable rules of the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) consistently applied throughout the periods involved, are correct and complete, and are in accordance with the books and records of the Company. The accountants whose report on the audited financial statements is filed with the Commission as a part of the Registration Statement are, and during the periods covered by their report(s) included in the Registration Statement and the Prospectus, were independent certified public accountants within the meaning of the Act and the Regulations. No other financial statements are required by Form SB-1 or otherwise to be included in the Registration Statement or the Prospectus. There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company from the latest information set forth in the Registration Statement or the Prospectus, except as may be properly described in the Prospectus.

         (h) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect (or any basis therefor) with respect to the Company, or any of its operations, businesses, properties, assets, liabilities or future prospects, except as may be properly described in the Prospectus or such as individually or in the aggregate do not now have and cannot be expected in the future to have a material adverse effect upon the operations, business, properties or assets of the Company. The Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree except as may be properly described in the Prospectus or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, assets, liabilities or future prospects, of the Company; nor must the Company take any action in order to avoid any such violation or default.

         (i) The Company has good title to all properties and assets which the Prospectus indicates are owned by it, free and clear of all liens, claims, security interests, pledges, charges, encumbrances and mortgages (except as may be properly described in the Prospectus).

         (j) The Company is not, nor, to the best knowledge of the Company, is any other party, in violation or breach of, or in default with respect to, any

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material  provision of any  contract,  agreement,  instrument,  lease,  license, arrangement or understanding which is material to the Company, and each such contract, agreement, instrument, lease, license, arrangement, and understanding is in full force and is the legal, valid, and binding obligation of the parties thereto and is enforceable as to each party thereto in accordance with its terms. The Company has no actual knowledge that any party to any such contract, agreement, instrument, lease, license, arrangement or understanding which is material to the Company has any intention of canceling, not renewing or not performing with respect thereto. The Company enjoys peaceful and undisturbed possession under all leases and licenses under which it is operating. The Company is not a party to or bound by any contract, agreement, instrument, lease, license, arrangement or understanding, or subject to any charter or other restriction, which has had or may in the future have a material adverse effect on the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the Company. The Company is not in violation or breach of, or in default with respect to, any term of its articles of incorporation (or other charter document) or by-laws.

         (k)   All   patents,   patent   applications,   trademarks,   trademark
applications, trade names, service marks, copyrights, franchises, and other intangible properties and assets (all of the foregoing being herein called "Intangibles") that the Company owns or has pending, or under which it is licensed, are in good standing and, to the Company's knowledge, uncontested. There is no right under any Intangible necessary to the business of the Company as presently conducted or as the Prospectus indicates it contemplates conducting except as may be so designated in the Prospectus. The Company has not infringed, is not infringing, nor has received notice of infringement with respect to asserted Intangibles of others. To the knowledge of the Company, there is no infringement by others of Intangibles of the Company.

         (l) Neither the Company, nor any director, officer, agent, employee, or other person associated with or acting on behalf of the Company has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

         (m) The Company has all requisite corporate power and authority to execute, deliver, and perform its obligations under this Agreement upon its execution. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement by the Company. This Agreement has been duly authorized, executed, and delivered by the Company, is the legal, valid, and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance by the Company of this Agreement (except filings under the Act which have been or will be made before the Effective Date and such consents consisting only of consents under "blue sky" or state
securities  laws).  No  consent  of  any  party  to  any  contract,   agreement,

                                      -4-
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instrument,  lease, license,  arrangement, or understanding to which the Company is a party, or to which any of its properties or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of any of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of the Company or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company or to which any of its operations, businesses, properties, or assets are subject.

         (n) The Securities are validly authorized and, when issued and delivered in accordance with this Agreement, will be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive rights of stockholders.

         (o) The Securities conform to all statements relating thereto contained in the Registration Statement or the Prospectus.

         (p) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may otherwise be properly described in the Prospectus, the Company has not (i) issued any securities or incurred any liability or obligation, primary or contingent, for borrowed money, (ii) entered into any transaction not in the ordinary course of business, or (iii) declared or paid any dividend on its capital stock.

         (q) The Company has obtained from each of its directors, officers and affiliates (as defined in the Regulations), and from each other person or entity who beneficially owned as of the effective date of the Registration Statement shares of Common Stock of the Company (each an "Original Stockholder"), enforceable written agreements, in form and substance satisfactory to counsel for the Placement Agent, that for a period of twelve (12) months from the Effective Date such person will not, without your prior written consent, offer, pledge, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for shares of Common Stock or other securities of the Company, including, without limitation, any shares of Common Stock issuable under any outstanding stock options or warrants. The foregoing restriction shall not apply to: (i) the Units; (ii) the issuance of Common Stock issuable (except to directors, officers and affiliates (as defined in the Regulations)) upon the exercise of stock options and warrants and conversion of other convertible securities outstanding on the Effective Date and pursuant to the plans, (iii) the issuance of any securities in connection with any merger or acquisition approved by a majority of the independent directors of the Company; or (iv) the issuance of any securities to unaffiliated third parties at fair market value approved by a majority of the independent directors of the Company.

         (r) Except as may have been registered in the Registration Statement or waived, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement.

         (s) Except as may be set forth in the Prospectus, the Company has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

         (t) Except as contemplated herein or therein or as may have been waived, no person or entity has any right of first refusal, preemptive right, right to any compensation, or other similar right or option, in connection with the offering or this Agreement, or any of the transactions contemplated hereby or thereby.

         (u) No officer, director, employee or stockholder of the Company is affiliated with any NASD member.

     3. Offering.  The Placement Agent is to make a best efforts public offering
        --------
of the Units as soon, on or after the Effective Date of the Registration Statement, as the Placement Agent deems it advisable so to do. The Units are to be initially offered to the public at the initial public offering price as provided for in the Prospectus (such price being herein called the "public offering price"). The offering will continue until the earliest of (a) [December 31, 2002,] (b) all of the Units have been sold or (c) such date as the Company and the Placement Agent shall agree.

     4. Covenants of the Company. The Company covenants that it will:
        ------------------------

         (a) Use its best efforts to cause the Registration Statement to become effective as promptly as possible. If filing of the Prospectus is required under Rule 424(b), the Company will file the Prospectus, properly completed, pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Placement Agent of such timely filing.

         (b) Notify the Placement Agent immediately by telephone, and confirm such notice in writing, (i) when the Registration Statement and any post-effective amendment thereto become effective, (ii) of the receipt of any comments from the Commission or the "blue sky" or securities authority of any jurisdiction regarding the Registration Statement, any post-effective amendment thereto, the Prospectus, or any amendment or supplement thereto, and (iii) of the receipt of any notification with respect to a Stop Order or the initiation or threatening of any proceeding with respect to a Stop Order. The Company will use its best efforts to prevent the issuance of any Stop Order and, if any Stop Order is issued, to obtain the lifting thereof as promptly as possible.

         (c) During the time when a prospectus relating to the Units is required to be delivered hereunder or under the Act or the Regulations, comply so far as it is able with all requirements imposed upon it by the Act, as now existing and as hereafter amended, and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Units, as the case may be, in accordance with the provisions hereof and the Prospectus. If, at any time when a prospectus relating to the Units is required to be delivered hereunder or under the Act or the Regulations, any event shall have occurred as a result of which, in the reasonable opinion of counsel for the Company or counsel for the Placement Agent, the Registration Statement or the Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact required to be stated therein

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
or necessary to make the statements therein not misleading, or if, in the opinion of either of such counsel, it is necessary at any time to amend or supplement the Registration Statement or the Prospectus to comply with the Act or the Regulations, the Company will immediately notify the Placement Agent and promptly prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the Placement Agent) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any such amendment declared effective as soon as possible.

         (d) Deliver without charge to the Placement Agent such number of copies of each Prospectus as may reasonably be requested by the Placement Agent and, as soon as the Registration Statement, or any amendment thereto, becomes effective or a supplement is filed, deliver without charge to the Placement Agent two (2) signed copies of the Registration Statement, including exhibits, or such amendment thereto, as the case may be, and two (2) copies of any supplement thereto, and deliver without charge to the Placement Agent such number of copies of the Prospectus, the Registration Statement, and amendments and supplements thereto, if any, without exhibits, as the Placement Agent may request for the purposes contemplated by the Act.

         (e) Endeavor in good faith, in cooperation with the Placement Agent, at or prior to the time the Registration Statement becomes effective, to qualify the Units for offering and sale under the "blue sky" or securities laws of such jurisdictions as the Placement Agent may designate. In each jurisdiction where such qualification shall be effected, the Company will, unless the Placement Agent agrees in writing that such action is not at the time necessary or advisable, file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction and will keep all filings current.

         (f) Use its best efforts to keep the  Prospectus  and the  Registration
Statement  current  and  effective  by  filing  post-effective   amendments,  as
necessary, during the Offering Period.

         (g) Make generally available (within the meaning of Section 11(a) of the Act and the Regulations) to its security holders as soon as practicable, but not later than sixteen (16) months after the Effective Date, an earnings statement (which need not be certified by independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Section 11(a) of the Act and the Regulations) covering a period of at least twelve (12) months beginning after the Effective Date.

         (h) For a period of three (3) years after the Effective Date, furnish the Placement Agent, without charge, the following:

              (i) Within ninety (90) days after the end of each fiscal year, financial statements certified by the independent certified public accountants for the Company, including a balance sheet, statement of income, and statement of cash flows of the Company and its then existing subsidiaries, with supporting schedules, prepared in accordance with generally accepted accounting principles, consistently applied, as at the end of such fiscal year and for the twelve (12) months then ended, which may be on a consolidated basis;

              (ii) as soon as practicable after they have been sent to stockholders of the Company or filed with the Commission, three (3) copies of each annual and interim financial and other report or communication sent by the Company to its stockholders or filed with the Commission;

              (iii) as soon as practicable, a copy of every press release and every material news item and article in respect of the Company or its affairs which was released by the Company; and

              (iv) such additional documents and information with respect to the Company and its affairs and the affairs of any of its subsidiaries as the Placement Agent may from time to time reasonably request.

         (i) Apply the net proceeds received by it from the offering in the manner set forth under "Use of Proceeds" in the Prospectus.

         (j) Furnish to the Placement Agent as early as practicable prior to the Effective Date, but no less than two (2) full business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements of the Company and its consolidated subsidiaries which have been read by the Company's independent certified public accountants.

         (k) File no amendment or supplement to the Registration Statement or Prospectus at any time, whether before or after the Effective Date of the Registration Statement, unless such filing shall comply with the Act and the Regulations and unless the Placement Agent shall previously have been advised of such filing and furnished with a copy thereof, and the Placement Agent and counsel for the Placement Agent shall have approved such filing in writing.

         (l) Comply with all registration, filing, and reporting requirements of the Exchange Act which may from time to time be applicable to the Company.

         (m) Comply with all provisions of all undertakings contained in the Registration Statement.

         (n) File timely with the Commission an appropriate form to register the Common Stock pursuant to Section 12(g) under the Exchange Act.

         (o) Use its best efforts to cause the application for quotation of the Common Stock to be approved as soon as possible on the OTC Bulletin Board.

         (p) Use its best efforts to maintain the quotation and provide the Placement Agent with price information for the Common Stock issued hereunder.

         (q) Until three (3) years after the Effective Date, retain a transfer agent acceptable to the Placement Agent. Upon the request of the Placement Agent, the Company shall provide the Placement Agent, for a period of three years following the Effective Date, with copies of the Company's daily stock transfer sheets and lists of the beneficial and record holders of the Company's

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Securities,  from such transfer agent and from the Depository Trust Company,  at the Company's sole cost and expense

     5.  Covenants of the Placement  Agent.  The Placement  Agent  covenants and
         ---------------------------------
agrees:

         (a) To use its best efforts to preserve the confidentiality of any proprietary or not publicly available information or data provided to the Placement Agent by the Company.

         (b) To fully disclose to those parties that the Placement Agent contacts on the Company's behalf the capacity in which the Placement Agent is contacting them and the Placement Agent's relationship with the Company and to perform all its responsibilities.

         (c) Subject to the limitations set forth above and in compliance with applicable federal and state securities laws, rules and regulations as well as in accordance with applicable rules and regulations of the National Association of Securities Dealers, Inc. and NASDAQ, the Placement Agent shall indemnify and hold harmless the Company and its affiliates from and against claims relating to any material breach by the Placement Agent of the foregoing covenants or any other agreements of the Placement Agent contained in this Agreement or resulting from the Placement Agent's gross negligence or willful misconduct, provided that the Company promptly notifies the Placement Agent of any such claim and offers the Placement Agent the opportunity to defend against or settle such claim with counsel of the Placement Agent's choice.

         (d) That it has been informed of the jurisdictions in which the Company has been advised by counsel acceptable to the Placement Agent that the Units have been qualified or registered for sale or are exempt under the respective securities or "Blue Sky" laws of such jurisdictions; but the Company has not assumed, nor will they assume, any obligation or responsibility concerning the Placement Agent's right to act as broker with respect to the Units in any such jurisdiction. No offer to sell, solicitation of an offer to buy, or sale of Units in a state or other jurisdiction shall be made by the Placement Agent until the Company has notified the Placement Agent that the Units have been so registered or qualified or are exempt from registration or qualification with the securities authority in such state or other jurisdiction.

         (e) That it is a broker-dealer properly registered or licensed under applicable federal and securities laws and regulations and under the securities laws and regulations of the states in which the Units will be offered or sold by it and it shall maintain such registration and/or license in full force and effect at all times hereunder.

         (f) That it will comply with the applicable requirements of the Act (including the delivery of a Prospectus to each prospective subscriber as required by the Act) and the Securities Exchange Act of 1934 (the "1934 Act").

         (g) That neither it nor any person acting for it will give any information or make any representations relating to the Company or the Offering, other than those contained in the Prospectus and it is not authorized to act as agent for the Company for any purpose other than as expressly set forth herein.

         (h) That it will comply with penny stock procedures set forth in the 1934 Act and rules and regulations promulgated thereunder which include (i) determining suitability of the security for each customer, (ii) obtaining a written agreement from each customer to purchase the security, (iii) setting forth the identity and quantity of the penny stock to be purchased and (iv) delivering a risk disclosure document to the purchaser prior to the initial transaction in penny stocks.

     6. Representations and Warrants of the Placement Agent. The Placement Agent
        ---------------------------------------------------
represents and warrants:

         (a) It has the  necessary  corporate  power and authority to enter into
this  Agreement  and  to  consummate  the  transactions   contemplated  by  this
Agreement.

         (b) It is a corporation duly organized and validly existing under the laws of the state of its incorporation; is duly authorized to execute this Agreement and to perform duties hereunder, and execution and delivery of this Agreement and consummation of the transactions herein contemplated will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Placement Agent is a party or by which the Placement Agent or its properties are bound, or any judgement, decree, order or, to knowledge, any statue, rule or regulation applicable to Placement Agent.

         (c) The information contained in the Prospectus relating to you is complete and correct and does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

         (d) It is a member of the National Association of Securities Dealer, Inc., and is registered as a broker-dealer under the 1934 Act and under the securities laws of the states in which the Units will be offered or sold by the Placement Agent. It is not subject to any order or regulation which in any way relates to any violation of law and it is not committed any act or is subject to any state of fact described in the "bad boy" provisions of any state "blue sky law."

         (e) It shall make no representations concerning the Offering.

     7. Compensation and Payment of Expenses.
        ------------------------------------

         (a) As compensation for the Placement Agent's services, the Company (in accordance with the terms of the Prospectus) shall pay and/or deliver to the Placement Agent (i) a ten percent (10%) commission for all Units placed by the Placement Agent pursuant to this Agreement and (ii) Warrants to purchase a number of Units equal to ten percent (10%) of the Units sold in the Offering pursuant to the terms set forth in the Placement Agent's Warrant dated as of even date herewith and (iii) a non-accountable expense allowance equal to three percent (3%) of the Units placed by the Placement Agent.

         (b) The Company hereby agrees to pay all expenses (other than fees of counsel for the Placement Agent) in connection with (1) the preparation, printing, filing, distribution, and mailing of the Registration Statement and the Prospectus and the printing, filing, distribution, and mailing of this Agreement, any Selected Dealers Agreement, any Blue Sky Surveys, and if appropriate, any Power of Attorney, and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments or supplements thereto supplied to the Placement Agent in quantities as hereinabove stated, (2) the issuance, sale, transfer, and delivery of the Units, including any transfer or other taxes payable thereon, (3) the qualification of the Units under state or foreign "blue sky" or securities laws, including the costs of printing and mailing the preliminary and final "Blue Sky Survey" and the fees of counsel for the Placement Agent and the disbursements in connection therewith, (4) the filing fees payable to the Commission, the NASD, and the jurisdictions in which such qualification is sought, (5) the reasonable fees and disbursements of the Placement Agent relating to all filings with the NASD, (6) the quotation of the Common Stock on the OTC Bulletin Board (7) the fees and expenses of the Company's transfer agent and registrar, if any, and (h) the fees and expenses of the Company's legal counsel and accountants.

     8. Closing Procedures.
        ------------------

         (a) From time to time, but no less frequently than every other Thursday commencing with the second Thursday after the Effective Date, and until the end of the Offering Period, there shall be a closing with respect to the Units in accordance with the terms and procedures set forth in this Section 8. Any date upon which a closing shall occur is referred to in this Agreement as a "Closing Date." Notwithstanding the foregoing, (i) if any such Thursday shall not be a Business Day, such closing shall be held on the next succeeding Business Day and
(ii) if the total amount of subscriptions for Units not yet remitted to the Company ("Pending Subscription") as of any scheduled Closing Date shall be less than $2,500, no closing shall be held on such date, and (iii) the Placement Agent shall give notice to the Company at any time that there shall be Pending Subscriptions of at least $25,000 and a closing shall then be held within two
(2) Business Days after such notice is given. This Section 8 shall be subject to the terms and restrictions contained in the escrow agreement among the Placement Agent, the Company and NY Western Trust Company (the "Escrow Agent"). As used herein, Business Day shall mean any day other than Saturday, Sunday or other day on which commercial banks in New York City are authorized or permitted by law to close.

         (b) Payment of the net proceeds of the Pending Subscriptions and delivery of the Units to the Placement Agent for transmittal to the purchaser thereof shall take place as set forth on Schedule A attached to this Agreement.

         (c) At least two (2) full Business Days prior to each Closing Date, the certificates for the Units sold hereunder shall be registered in such name or names and shall be in such denominations as the Placement Agent may request from the Company. For purposes of expediting the checking and packaging of certificates for the Units, the Company agrees to make such certificates available for inspection at the offices of the transfer agent at least twenty-four (24) hours prior to each respective Closing Date.

     9.  Conditions of Placement  Agent's  Obligations.  The  obligations of the
         ---------------------------------------------
Placement Agent to cause the placement of the Units, as provided herein, shall be subject, in its reasonable discretion, to the continuing accuracy of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to the Placement Agent, as of the date hereof and as of each Closing Date to the performance by the Company of its obligations hereunder, and to the following conditions:

         (a) The Placement Agent shall have received the favorable opinion of Tannenbaum Helpern Syracuse & Hirschtritt LLP, counsel for the Company, dated the date of each Closing Date, addressed to the Placement Agent, with such number of reproduced copies or signed counterparts thereof for the Placement Agent as shall be satisfactory to the Placement Agent, to the effect that:

              (i) the Company is a corporation, duly organized and validly existing, and in good standing under the laws of Delaware with full power and authority, to own, lease, license, and use its properties and assets and to conduct its business in the manner described in the Prospectus;

              (ii) the authorized capital stock of the Company consists of 100,000,000 Shares of Common Stock, of which 15,025,000 Shares are outstanding. Each outstanding Share of Common Stock, is duly authorized and validly issued, and has not been issued and is not owned or held in violation of any preemptive right of stockholders. To the knowledge of such counsel, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company, or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for, capital stock of the Company, except as shall be properly described in the Prospectus. To the knowledge of such counsel, there is outstanding no security or other instrument which by its terms is convertible into or exchangeable for capital stock of the Company, except as may be properly described in the Prospectus;

              (iii) the Company has obtained from each of its directors, officers and affiliates (as defined in the Regulations), and from each other person or entity who beneficially owned as of the Effective Date Shares of Common Stock of the Company, other than persons listed on EXHIBIT A enforceable written agreements, in form and substance satisfactory to counsel for the Placement Agent, that for a period of twelve (12) months from the Effective Date such person will not, without your prior written consent, offer, pledge, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any Shares of Common Stock or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for Shares of Common Stock or other securities of the Company, including, without limitation, any Shares of Common Stock issuable under any outstanding stock options or warrants. The foregoing restriction shall not apply to: (i) the Units; (ii) the issuance of Common Stock issuable (except to directors, officers and affiliates (as defined in the Regulations)) upon the exercise of stock options and warrants and conversion of other convertible securities outstanding on the date hereof and pursuant to the plans, (iii) the issuance of any securities in connection with any merger or acquisition approved by a majority of the independent directors of the Company; or (iv) the issuance of any securities to unaffiliated third parties at fair market value approved by a majority of the independent directors of the Company;

              (iv) except as described in the Registration Statement, the Securities are validly authorized and, when issued and delivered in accordance with this Agreement, will be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, and to the knowledge of such counsel will not be issued in violation of any preemptive rights;

              (v) to the knowledge of such counsel, the Company is not currently offering any securities for sale except as described in the Registration Statement;

              (vi) there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or to the knowledge of such counsel, threatened with respect to the Company, or its operations, business, properties, or assets except as may be properly described in the Prospectus or as individually or in the aggregate do not now have and cannot reasonably be expected in the future to have a material adverse effect upon the operations, business, properties, or assets of the Company. To the knowledge of such counsel, the Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as may be properly described in the Prospectus or such as in the aggregate do not now have and cannot reasonably be expected in the future to have a material adverse effect upon the operations, business, properties, or assets of the Company, nor, to the knowledge of such counsel, must the Company take any action in order to avoid any such violation or default;

              (vii) to the knowledge of such counsel, neither the Company, nor any other party is now in violation or breach of, or in default with respect to, complying with any material provision of any contract, agreement, instrument, lease, license, arrangement, or understanding known to such counsel which is material to the Company;

              (viii) the Company is not in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other charter document) or bylaws;

              (ix) the Company has all requisite power and authority to issue and deliver the Securities; necessary corporate proceedings of the Company have been taken to authorize the execution and delivery of the Securities;

              (x) this Agreement has been duly executed and delivered by the Company. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance by the Company of any of this Agreement or any other agreements (except filings under the Act which have been made prior to each Closing Date and consents consisting only of consents under "blue sky" or state securities laws). No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding known to such counsel and listed as an exhibit to the Registration Statement, to which the Company is a party; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of the Company;

              (xi) the Securities conform to all statements relating thereto contained in the Registration Statement or the Prospectus;

              (xii) to the knowledge of such counsel, the descriptions of any contract, agreement, instrument, lease, or license required to be described in the Registration Statement or the Prospectus are correct in all material respects. To the knowledge of such counsel, any contract, agreement, instrument, lease, or license required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to the Registration Statement or has been incorporated as an exhibit by reference into the Registration Statement;

              (xiii) the conditions for use of Form SB-1 have been satisfied with respect to the Registration Statement;

              (xiv) to the knowledge of such counsel, no person or entity has the right to require registration of the Securities of the Company because of the filing or effectiveness of the Registration Statement;

              (xv) the  Registration  Statement has become  effective  under the
Act.  To the  knowledge  of such  counsel,  no Stop Order has been issued and no proceedings for that purpose have been instituted or threatened; the Registration Statement has become effective under the Act. To the knowledge of such counsel, no Stop Order has been issued and no proceedings for that purpose have been instituted or threatened;

              (xvi) the Registration Statement and the Prospectus, and any amendment or supplement thereto (other than financial statements and other financial data and schedules contained therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act and the Regulations; and

              (xvii) to the knowledge of such counsel, since each Closing Date, no event has occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been set forth in such an amendment or supplement.

         (b) In rendering such opinion, counsel for the Company may rely (A) as to matters involving the application of laws other than the laws of the United States, and the laws of the State of Delaware, to the extent counsel for the Company deems proper and to the extent specified in such opinion, upon an opinion or opinions (in form and substance satisfactory to counsel for the Placement Agent) of other counsel, acceptable to counsel for the Placement Agent, familiar with the applicable laws, in which case the opinion of counsel for the Company shall state that the opinion or opinions of such other counsel are satisfactory in scope, form, and substance to counsel for the Company and that reliance thereon by counsel for the Company and the Placement Agent is reasonable; (B) may rely as to matters of fact, to the extent proper, on certificates of responsible officers of the Company; and (C) may rely to the extent proper, upon written statements or certificates of officers of departments of various jurisdictions having custody of document respecting the corporate existence or good standing of the Company, provided that copies of any such opinions, statements or certificates shall be delivered to counsel for the Placement Agent.

         (c) As of each Closing Date, the Placement Agent shall have received a certificate of the chief executive officer and of the chief financial officer of the Company, dated the Closing Date to the effect that as of the date of this Agreement and as of the Closing Date, the representations and warranties of the Company contained herein were and are accurate, and that as of the Closing Date, the obligations to be performed by the Company hereunder on or prior thereto have been fully performed.

         (d) At the time this Agreement is executed and at each Closing Date, as the case may be, the Placement Agents shall have received a letter from Weinick Sanders Leventhal & Co., certified public accountants, dated each Closing Date, and addressed to the Placement Agent, and in form and substance satisfactory to the Placement Agent, with reproduced copies or signed counterparts thereof for the Placement Agent.

         (e) All proceedings taken in connection with the issuance, sale, transfer, and delivery of the Units shall be satisfactory in form and substance to the Placement Agent and to counsel for the Placement Agent, and the Placement Agent shall have received from such counsel for the Placement Agent a favorable opinion, dated as of each Closing Date with respect to such of the matters set forth under Section 9(b), and with respect to such other related matters, as the Placement Agent may reasonably request.

         (f) The NASD, upon review of the terms of the public offering of the Units, shall not have objected to the Placement Agent's participation in such offering.

         (g) Prior to or on each Closing Date, the Company shall have issued or delivered the Placement Agent's Warrant.

         (h) Prior to or on each Closing Date, the Company shall have provided to the Placement Agent copies of the agreements referred to in Section 2(q) and such additional certificates or documents that the Placement Agent reasonably requests as to the accuracy, as to the representation and warranties of the Company and as to the performance of the Company or its obligations hereby

         (i) Any certificate or other document signed by any officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed a representation and warranty by such officer individually and by the Company hereunder to the Placement Agent as to the statements made therein. If any condition to the Placement Agent's obligations hereunder to be fulfilled prior to or at any Closing Date is not so fulfilled, the Placement Agent may terminate this Agreement or, if the Placement Agent so elects, in writing, waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

     10. Indemnification and Contribution.
         --------------------------------

         (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Placement Agent, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all loss, liability, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 10, but not be limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained (A) the Registration Statement, or the Prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto or (B) in any application or other document or communication (in this Section 10 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any of the Securities under the "blue sky" or securities laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company as stated in Section 10(b) with respect to the Placement Agent by or on behalf of the Placement Agent through the Placement Agent expressly for inclusion in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

         (b) If any action is brought against the Placement Agent or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of any Placement Agent (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability it may have other than pursuant to this
Section 10(b), except to the extent it may have been prejudiced in any material respect by such failure) and the Company shall promptly assume the defense of such action, including the employment of counsel (satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Placement Agent of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of the Units, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or any application.

         (c) The Placement Agent agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Placement Agent in Section 10(a), but only with respect to statements or omissions, if any, made in the Registration Statement or the Prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application in reliance upon and in conformity with written information furnished to the Company as stated in this Section 10(c) with respect to the Placement Agent by or on behalf of the Placement Agent through the Placement Agent expressly for inclusion in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be; provided, however, that the obligation of the Placement Agent to provide indemnity under the provisions of this Section 10(c) shall be limited to the amount which represents the discounts received by the Placement Agent hereunder. If any action shall be brought against the Company or any other person so indemnified based on the Registration Statement or the Prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Placement Agent pursuant to this Section 10(c), the Placement Agent shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 10(a).

         (d) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 10(a), 10(b) or 10(c) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case or (ii) any indemnified or indemnifying party seeks contribution under the Act, the 1934 Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed the Registration Statement, and any controlling person of the Company), as one entity, and the Placement Agent (including for this purpose any contribution by or on behalf of an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages and expenses whatsoever to which any of them may be subject, so that the Placement Agent is responsible for the proportion thereof equal to the percentage which the underwriting discount per Unit set forth on the cover page of the Prospectus represents of the initial public offering price per share set forth on the cover page of the Prospectus and the Company is responsible for the remaining portion; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Placement Agent, in connection with the facts which resulted in such losses, liabilities, claims, damages and expenses shall also be considered. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties, relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Placement Agent and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 10(d). No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 10(d), each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20(a) of the 1934 Act and each officer, director, partner, employee, agent, and counsel of the Placement Agent shall have the same rights to contribution as such Placement Agent and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the company, subject in each case to the provisions of this Section 10(d). Anything in this Section 12(d) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This
Section 10(d) is intended to supersede any right to contribution under the Act, the 1934 Act, or otherwise.

     11.    Representations   and   Agreements   to   Survive   Delivery.    All
            ------------------------------------------------------------
representations, warranties, covenants, and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants, and agreements at the Effective Date, and such representations, warranties, covenants, and agreements of the Placement Agent and the Company, including the indemnity and contribution agreements contained in Section 10, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Placement Agent or any indemnified person, or by or on behalf of the Company or any person or entity which is entitled to be indemnified under Section 10(c), and shall survive termination of this Agreement. In addition, the provisions of Sections 7, 10, and 12 shall survive termination of this Agreement, whether such termination occurs before or after the Effective Date.

     12. Effectiveness of This Agreement and Termination Thereof.
         -------------------------------------------------------

         (a) This Agreement shall become effective at 9:30 A.M., New York City Time, on the first full business day following the Effective Date. The Placement Agent or the Company may prevent this Agreement from becoming effective without liability of any party to any other party, except as noted below in this Section 12, by giving the notice indicated in Section 12(c) before the time this Agreement becomes effective.

         (b) In addition to the right to terminate this Agreement pursuant to this Section 12, the Placement Agent shall have the right to terminate this Agreement at any time prior to any Closing Date by giving notice to the Company if any domestic or international event, act, or occurrence has materially disrupted, or in the Placement Agent's reasonable opinion will in the immediate future materially disrupt, the securities markets; or if there shall have been a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange, NASDAQ, the American Stock Exchange, the Boston Stock Exchange, or the Philadelphia Stock Exchange, or in the over-the-counter market; or if there shall have been an outbreak of major hostilities or other national or international calamity; or if a banking moratorium has been declared by a state or federal authority; or if a moratorium in foreign exchange trading by major international banks or persons has been declared; or if there shall have been a material interruption in the mail service or other means of communication within the United States; or if the Company shall have sustained a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage, or other calamity or malicious act which, whether or not such loss shall have been insured, will, in your opinion, make it inadvisable to proceed with the offering, sale, or delivery of the Units, as the case may be; or if there shall have been such change in the market for securities in general or in political, financial, or economic conditions as in your judgment makes it inadvisable to proceed with the offering, sale, and delivery of the Units, as the case may be, on the terms contemplated by the Prospectus.

         (c) If the Placement Agent elects to prevent this Agreement from becoming effective, as provided in this Section 12, or to terminate this Agreement pursuant to this Section 12, the Placement Agent shall notify the Company promptly by telephone, telex, facsimile or telegram, confirmed by letter. If the Company elects to prevent this Agreement from becoming effective, as provided in this Section 12, the Company shall notify the Placement Agent promptly by telephone, telex, facsimile, or telegram, confirmed by letter.

         (d) Anything in this Agreement notwithstanding other than Section 12(e), if this Agreement shall not become effective by reason of an election pursuant to this Section 12 or if this Agreement shall terminate or shall otherwise not be carried out within the time specified herein by reason of any failure on the part of the Company to perform any covenant or agreement or satisfy any condition of this Agreement by it to be performed or satisfied, the sole liability of the Company to the Placement Agent, in addition to the obligations the Company assumed pursuant to Section 4, will be to reimburse the Placement Agent for such out-of-pocket expenses (including the fees and disbursements of their counsel) as shall have been incurred by them in connection with this Agreement or the proposed offer, sale, and delivery of the Units, and the Company agrees to pay promptly upon demand the full amount thereof to the Placement Agent for the account of the Placement Agent less amounts previously paid to the Placement Agent in reimbursement of such expenses.

         (e) Notwithstanding any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Sections 7, 10 and 12 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

     13. Notices. Any notice or other communication  required or permitted to be
         -------
given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 1055 Stewart Avenue, Bethpage, New York 11714, Attention: President, with a copy to:
Tannenbaum Helpern Syracuse & Hirschtritt LLP, 900 Third Avenue, 13th Floor, New York, New York 10022, Attention: Ralph A. Siciliano, Esq. (ii) if to the Placement Agent, Robert M. Cohen & Co., Inc., 287 Northern Boulevard, Suite 112, Great Neck, New York, 11021, Attention: Robert M. Cohen with a copy to: Adorno & Yoff, P.A., 350 Las Olas Blvd., Suite 1700, Ft. Lauderdale, Florida 33301,
Attention: James Schneider, Esq., or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 13. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 13 shall be deemed given at the time of receipt thereof.

     14. Binding Agreement. This Agreement shall inure solely to the benefit of,
         -----------------
and shall be binding upon, the Placement Agent and the Company and the persons and entities referred to in Section 13 who are entitled to indemnification or contribution, and their respective successors, legal Placement Agent, and assigns (which shall not include any buyer, as such, of the Units), and no other person shall have or be construed to have any legal or equitable right, remedy, or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

     15. Governing Law. This Agreement shall be construed in accordance with the
         -------------
laws of the State of New York, without giving effect to conflict of law principles.

     16.  Consent to  Jurisdiction.  The  Company  irrevocably  consents  to the
          ------------------------
jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, the Company waives personal service or any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 13. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint or other process.

     17. Captions.  Paragraph  captions contained in this Agreement are inserted
         --------
only as a matter of convenience and for reference and in no way define, limit, or extend or describe the scope of this Agreement or the intent of any provision hereof.

     If the foregoing correctly sets forth the understanding between the Placement Agents and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                     Very truly yours,

                                     SEARCHHELP, INC.


                                     By:
                                        ------------------------
                                     Name:  William Bozsnyak
                                     Title: Chief Executive Officer, President
                                              and Treasurer


Accepted as of the date first above written.
New York, New York

ROBERT M. COHEN & CO., INC.


By:
   --------------------------
   Robert M. Cohen
   President

                                    EXHIBIT A
                                    ---------

                                   Schedule A
                                   ----------



1. The Placement Agent will be responsible for clearing each investor, by reviewing the subscription agreement to make sure it is completed properly (checking name, ss#, etc.) and by determining that the investor is qualified, both from an overall suitability viewpoint and pursuant to the relevant blue sky laws. The Placement Agent must make sure the investor's check is properly made payable to the escrow account for the correct amount as provided in the subscription agreement or that the wire has hit the escrow account for the correct amount as provided in the subscription agreement. Also, the Placement Agent must make sure that all penny stock disclosure requirements are complied with.

2. The Placement Agent must make sure that the investor resides in a state in which the Company is permitted to sell its Investor Units, based upon the latest blue-sky memorandum. The Company's counsel will provide the Placement Agent and the Company with a blue-sky memorandum that will set forth all the states in which the Company is allowed to sell its Investors Units and will update the memorandum periodically. If a prospective investor resides in a state in which sales are not permitted, the Placement Agent must notify the Company and the Company's counsel so that the Company and the Company's counsel can seek to register in that state immediately.

3. The Placement Agent must keep a complete ledger in hard copy and computerized form of all of the investors which must include: (i) the exact name of the investor, (ii) the address, (iii) the social security number or employer identification number, (iii) the amount invested,
         (iv) how many shares subscribed for, (v) how many warrants are subscribed for, and (v) if there are two parties to the investment, how are they holding the stock and warrant (as joint tenants, tenant in common, etc.).

4. The Placement Agent must turn over the investor's check to the U.S. Trust Company N.F. ("Escrow Agent") by the next business day after of receiving the check. (via federal express - priority next morning) (Assuming the investor is qualified and the subscription document, penny stock disclosure forms and check or wire transfer are properly completed).

                                    HSBC Bank
                                50 Audrey Avenue
                              Oyster Bay, NY 11771
                                 ABA # 021001088
                               Account # 945703180

5. The Placement Agent will hold the original subscription document until the relevant closing.

6. Every second Thursday, starting with the second Thursday after the date the registration statement becomes effective and until the ending date of the offering period (which is scheduled to be [December 31, 2002,] but may be earlier if the Company and Placement Agent agree), a closing with respect to the Investor Units is scheduled to be held.

7. The Tuesday before each closing date, the Placement Agent must furnish a list of all the investors in the form and content stated in 3 above.

8. This list, together with a copy of the subscription agreement and penny stock documents must be faxed and emailed on Tuesday to the Company, the Company's counsel, the transfer agent and the Placement Agent's counsel.

9. On that same Tuesday, the Placement Agent and the Company must give the Escrow Agent written notice by facsimile that 90% of the monies in the escrow account pertaining to the investors that are admitted on that specific closing date shall be released and delivered to an account specified by the Company on the closing date and the other 10% shall be released to the Placement Agent. Each notice shall specify the exact amounts to be disbursed to the Company and to the Placement Agent and shall provide the necessary wiring instructions to the Escrow Agent.

10. If any subscription, for which monies have already been wired to the Escrow Agent or sent to the Escrow Agent by the Placement Agent, is rejected, canceled or withdrawn, then the Placement Agent and the Company shall give joint notice to the Escrow Agent to disburse such monies on each closing date directly to the applicable subscriber at the address set forth in his or her subscription agreement.

11. American Stock Transfer and Trust Company (the "Transfer Agent") will prepare the stock certificates and warrant certificates and send them out directly to the investors. The other parties will receive a stockholder list from the transfer agent of the shares and warrants that were issued.




                                       A-2